                                                                  EXHIBIT 99.527

                    ALTERNATIVES FOR MITIGATING POTENTIALLY
                       HIGH ZONAL MARKET CLEARING PRICES


                               CONFIDENTIAL DRAFT


                           CALIFORNIA POWER EXCHANGE




Cal PX                         CONFIDENTIAL DRAFT

SUMMARY OF ALTERNATIVES:

PRICING PROPOSALS TO MITIGATE HIGH ZONAL PRICES     MITIGATING     EFFICIENT     IMPLEMENT'N     GAMING      LONG-TERM   WORK FOR
                                                    HIGH PRICES     PRICES       REQUIREMENT    POTENTIAL   APPLICATION     MPS
----------------------------------------------------------------------------------------------------------------------------------
              ALTERNATIVE 1                         Very           Inefficient    Moderate       Very            No        Minor
                                                    effective                                    limited
o  Apply UMCP to all zones
o  Pay bid prices to suppliers above IPS
o  Create uplift charge to account for congestion
   charges from the ISO and added payments in 2
o  Charge uplift to all demand based on MWh
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              ALTERNATIVE 2                         Very           Moderately     Moderate       Very            No        Minor
                                                    effective      inefficient                   limited
o  Same as Alternative 1 except charge uplift to
   all demand based on zone and MWh
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              ALTERNATIVE 3                         Moderately     Moderately     Moderate       Limited         No        Minor
                                                    effective      efficient
o  Use Regional Incremental Costs (RICs) for
   zonal MCPs
o  Create uplift as the additional congestion
   payment/credit for the remaining ISO
   congestion payment/credit for the remaining
   ISO congestion charges
o  Charge uplift to all demand based on MWh
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              ALTERNATIVE 4                         Moderately     Moderately     Moderate       Limited         No        Minor
                                                    effective      efficient
o  Same as Alternative 3 except charge uplift
   to all demand based on zone and MWh
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              ALTERNATIVE 5                         Moderately     Efficient      Moderate       Limited         Probably  Moderate-
                                                    effective                                                              may
o  Stay with current marginal pricing procedures                                                                           challenge
o  Require incremental adjustment bids for all                                                                             Price
   generators and imports capped at $250/MWh                                                                               caps
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              ALTERNATIVE 6                         Effective      Efficient      Major          Limited         Probably  Major

o  Stay with current marginal pricing procedures
o  Require that the SABs submitted with IPS to
   mimic overall portfolio bids - capped at
   $250/MW
o  Limit total import MW bid to less than the
   capacity of the path
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              ALTERNATIVE 7                         Very           Efficient      Major          Limited         Yes       Major
                                                    effective
o  Stay with current marginal pricing procedures
o  Require the PX market participants to submit
   "unit bids" instead of portfolio bids - capped
   at $250/MW
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

Cal PX              CONFIDENTIAL DRAFT

DETAILS OF THE ALTERNATIVES:

                                      MITIGATING    EFFICIENCY
PRICING PROPOSALS TO MITIGATE HIGH    HIGH ZONAL     OF PRICE                                   GAMING      LONG-TERM    ADDED WORK
         ZONAL PRICES                   PRICES       SIGNALS     IMPLEMENTATION REQUIREMENTS   POTENTIAL   APPLICATION    FOR MPs
----------------------------------    ----------    ----------   ---------------------------   ---------   -----------   ----------
       ALTERNATIVE 1                  Very          Inefficient  o  Settlements should be      Very        Stop gap      None-except
1.  UMCP will apply to all zones      effective                     modified to allow extra    limited     measure as    for potent-
2.  All suppliers with Final Sche-                                  payments as lump sum pay-  gaming for  we will       ially
    dule (FS) above Initial Pre-                                    ment to supplies (gener-   the trans-  deviate       adjusting
    fered Schedule (IPS) will                                       ation or import)--not      mission     from marg-    their soft-
    receive their bid price for                                     trivial                    auction     inal pricing  ware to
    supply above IPS as a lump sum                               o  Settlements should be                  principles    deal with
3.  The ISO congestion charge and                                   modified to assign CUP as                            with new
    the added payment to suppliers                                  a lump sum charge for                                charge
    are summed to create a congest-                                 demands (loan or export)                             items
    ion uplift payment (CUP)                                        -- not trivial.
4.  CUP will be allocated to all                                 o  Uplift charges and added
    loads based on their MWh use                                    payments can be calcul-
                                                                    ated in ZPC and passed
                                                                    onto the Settlements --
                                                                    moderate effort
                                                                 o  Will have time to the
                                                                    first Settlements cycle
                                                                    to implement(1)

       ALTERNATIVE 2                  Very          Moderately   o  Settlements should be      Very        Stop gap      None-except
1.  UMCP will apply to all zones      effective     inefficient     modified to allow extra    limited     measure as    for potent-
2.  All suppliers will Final                                        payments as lump sum pay-  gaming for  we will       ially
    Schedule (FS) above Initial                                     ments as lump sum payment  the trans-  deviate from  adjusting
    Preferred Schedule (IPS) will                                   to supplies (generation    mission     marginal      their own
    receive their bid price for                                     or import) -- not trivial  auction     pricing       software to
    supply above IPS as a lump sum                               o  Settlements should be                  principles    deal with
3.  The ISO congestion charge and                                   modified to assign CUP as                            new charge
    the added payment to suppliers                                  a lump sum charge for                                items
    are summed to create a con-                                     demands (load or export)
    gestion uplift payment (CUP)                                    -- not trivial.
4.  CUP will be first allocated to                               o  Lump sun outside can be
    each zone (ZCUP) based on the                                   calculated in ZPC and
    ISO relative congestion prices                                  passed onto the Settle-
    for the zones                                                   ments -- moderate effort
5.  ZCUP in each zone will be                                    o  Will have time to the
    allocated to loads in that                                      first Settlements cycle
    zone based on their MWh use                                     to implement

----------

(1) Of course the PX market participants will not observe the prices until software changes are complete.

Cal PX              CONFIDENTIAL DRAFT

                                MITIGATING  EFFICIENCY
PRICING PROPOSALS TO MITIGATE   HIGH ZONAL   OF PRICE        IMPLEMENTATION           GAMING       LONG-TERM      ADDED WORK
      HIGH ZONAL PRICES           PRICES     SIGNALS          REQUIREMENTS           POTENTIAL    APPLICATION       FOR MPs
------------------------------  ----------  ----------  -------------------------  -------------  ------------  ---------------
        ALTERNATIVE 3           Moderately  Moderately  - Settlements should be    Gaming         Stop gas      None -- except
  1. Regional Incremental       effective   efficient     modified to assign       opportunities  measure as    for potentially
     Costs (RICs)(2) used for                             CUP as a lump sum        with default   we will       adjusting their
     zonal MCPs                                           charge for demands       congestion     deviate from  own software to
  2. Additional congestion                                (load or export) --      pricing will   marginal      deal with new
     payment/credit for the                               not trivial.             be mitigated.  pricing       charge items
     remaining ISO congestion                           - Uplift charges can be                   principles
     charges are translated into                          calculated in ZPC and
     a CUP                                                passe onto the
  3. CUP will be allocated to                             Settlements -- moderate
     all loads based on their                             effort
     MWh use                                            - Will have time to the
                                                          first Settlements cycle
                                                          to implement


        ALTERNATIVE 4           Moderately  Moderately  - Settlements should be    Gaming         Stop gap      None -- except
  1. Regional Incremental Cost  effective   efficient     modified to assign       opportunities  measure as    for potentially
     (RIC) of each zone used                              CUP as a lump sum        with default   we will       adjusting their
     for zonal MCP                                        charge for demands       congestion     deviate from  own software to
  2. Additional congestion                                (load or export) --      pricing will   marginal      deal with new
     payment/credit for the                               not trivial.             be mitigated.  pricing       charge items
     remaining ISO congestion                           - Uplift charges can be                   principles
     charges are translated into                          calculated in ZPC and
     a CUP                                                passed onto the
  3. CUP will be first                                    Settlements -- moderate
     allocated to each zone                               effort
     (ZCUP) based on the ISO                            - Will have time to the
     relative congestion                                  first Settlements cycle
     prices for the congestion                            to implement
     zones
  4. ZCUP in each zone will be
     allocated to loads in
     that zone based on their
     MWh use

------------------

(2) RIC is the price bid value for the last unit incremented/decremented in a region (each region consists of one or more zones with no congestion).


Cal PX             CONFIDENTIAL DRAFT


     PRICING PROPOSALS       MITIGATING   EFFICIENCY
      TO MITIGATE HIGH       HIGH ZONAL    OF PRICE     IMPLEMENTATION              GAMING      LONG-TERM     ADDED WORK FOR
        ZONAL PRICES          PRICES       SIGNALS      REQUIREMENTS               POTENTIAL    APPLICATION       MPs

       ALTERNATIVE 5        Moderately    Efficient    o Need to add validation    Mitigated     Applicable    o MPs need to
                            effective                    for incremental bids-     congestion                    created bids
1. Stay with current                                     not trivial               pricing
   marginal pricing                                                                gaming.                     o Bids may be
   procedures                                          o ISO needs to modify       Less                          rejected
                                                         software to leave our     effective w/                  delaying
2. Require incremental                                   price bids alone          energy                        market close.
   adjustment bids for                                                             price
   all generators and                                                              gaming.                     o Price caps
   imports                                                                                                       may be
                                                                                                                 challenged
3. Require the ISO not
   to change our prices
   for congestion
   management process

4. Limit incremental
   adjustment bid to a
   mix of $250/MWh


       ALTERNATIVE 6        Moderately    Efficient    o Need to add validation    Mitigated     Applicable    o Bids may be
                            effective                    for incremental bids-     congestion                    rejected
1. Stay with current                                     not trivial               pricing                       delaying
   marginal pricing                                                                gaming.                       market close.
   procedures                                                                      Less
                                                                                   effective w/                o Will be
2. Require that the SABs                                                           energy                        difficult to
   submitted as part of                                                            price                         mimic the
   IPS, when aggregated,                                                           gaming.                       portfolio
   to closely mimic the                                                                                          bid
   the overall portfolio
   bids                                                                                                        o Price caps
                                                                                                                 may be
3. Limit total import MW                                                                                         challenged
   bid to less than the
   capacity of the path

4. Limit incremental
   adjustment bid to a
   mix of $250/MWh


       ALTERNATIVE 7          Very        Efficient    o Need to test OMH          Limited       Applicable    o Requires MPs to
                            effective                    software for              overall                       create bid curves
1. Stay with current                                     substantially larger      gaming.                       per resource
   marginal pricing                                      number of bids
   procedures                                          o Need to develop a                                     o Complicates
                                                         simple software                                         the energy
2. Require the PX market                                 to convert the unit                                     auction process
   participants to submit                                bid into adjustment
   "unit bids" instead of                                bid                                                   o Price caps
   portfolio bids                                                                                                may be
3. Convert the unit bids                                                                                         challenged
   into SABs for
   congestion management
4. Limit incremental
   adjustment bid to a
   max of $250/MWh



Cal PX                          CONFIDENTIAL DRAFT